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                                                                 EXHIBIT 10.5(b)


                                 FIRST AMENDMENT
                                       TO
                               PURCHASE AGREEMENT



         This FIRST AMENDMENT TO PURCHASE AGREEMENT (this "Amendment") is made as of July 11, 1996 by and among Digital Television Services of Colorado, LP, a Georgia limited partnership ("Purchaser"), Omega Cable, a Colorado general partnership ("Seller"), Dale Hazard, a resident of the State of Colorado ("Hazard"), and Scott Alexander, a resident of the State of Colorado ("Alexander")(Hazard and Alexander are hereinafter collectively referred to as the "Owners").

                                    RECITALS

         Purchaser, Seller and Owners entered into a Purchase Agreement dated as of June 11, 1996 (the "Asset Purchase Agreement"). Capitalized terms used herein which are not otherwise defined shall have the meanings set forth in the Asset Purchase Agreement. Purchaser, Seller and Owners have determined that it is in their mutual best interest to clarify and amend the Asset Purchase Agreement in accordance with Section 6.5 thereof.

                               TERMS OF AMENDMENT

         Purchaser, Seller and Owners agree as follows:

         1. AMENDMENT OF SCHEDULE 2.2(c). Schedule 2.2(c) shall be deleted in its entirety and the new Schedule 2.2(c) attached hereto shall be inserted in lieu thereof.

         2. MODIFICATION. Except as modified hereby, the terms and conditions of the Asset Purchase Agreement shall remain in full force and effect.

         3. LAW GOVERNING. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to the choice of law provisions thereof.

         4. EXECUTION IN COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which will be deemed an original, and all of which together shall constitute one and the same Amendment.


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         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

                                   PURCHASER:

                                   Digital Television Services of Colorado, LP

                                   By: Columbia DBS Management, LLC
                                         Its: General Partner

                                   By:
                                         -----------------------------------
                                         Douglas S. Holladay, Jr., President



                                   SELLER:

                                   Omega Cable

                                    By:
                                         -----------------------------------

                                         Its:
                                              ------------------------------



                                                                        (SEAL)
                                   -----------------------------------
                                   Dale Hazard


                                                                        (SEAL)
                                   -----------------------------------
                                   Scott Alexander




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